                                                                    Exhibit 99.9

     Feb-2002                         1998-A                            Page 1

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

     RECEIVABLES
     -----------

     Beginning of the Month Principal Receivables:                        $ 2,713,239,181.93
     Beginning of the Month Finance Charge Receivables:                   $   146,779,029.04
     Beginning of the Month Discounted Receivables:                       $             0.00
     Beginning of the Month Total Receivables:                            $ 2,860,018,210.97

     Removed Principal Receivables:                                       $             0.00
     Removed Finance Charge Receivables:                                  $             0.00
     Removed Total Receivables:                                           $             0.00

     Additional Principal Receivables:                                    $             0.00
     Additional Finance Charge Receivables:                               $             0.00
     Additional Total Receivables:                                        $             0.00

     Discounted Receivables Generated this Period:                        $             0.00

     End of the Month Principal Receivables:                              $ 2,668,455,029.71
     End of the Month Finance Charge Receivables:                         $   148,493,762.13
     End of the Month Discounted Receivables:                             $             0.00
     End of the Month Total Receivables:                                  $ 2,816,948,791.84

     Special Funding Account Balance                                      $             0.00
     Aggregate Invested Amount (all Master Trust II Series)               $ 1,850,000,000.00
     End of the Month Transferor Amount                                   $   818,455,029.71
     End of the Month Transferor Percentage                                            30.67%

     DELINQUENCIES AND LOSSES
     ------------------------

     End of the Month Delinquencies:

          30-59 Days Delinquent                                           $    64,033,331.83
          60-89 Days Delinquent                                           $    47,172,661.75
          90+ Days Delinquent                                             $    97,149,792.49

          Total 30+ Days Delinquent                                       $   208,355,786.07
          Delinquent Percentage                                                         7.40%

     Defaulted Accounts During the Month                                  $    18,480,322.81
     Annualized Default Percentage                                                      8.17%

     Feb-2002                         1998-A                            Page 2

     Principal Collections                                             $ 283,289,956.30
     Principal Payment Rate                                                       10.44%

     Total Payment Rate                                                           11.29%

     INVESTED AMOUNTS
     ----------------

          Class A Initial Invested Amount                              $ 370,500,000.00
          Class B Initial Invested Amount                              $  57,000,000.00
          Class C Initial Invested Amount                              $  47,500,000.00
                                                                       ----------------
     INITIAL INVESTED AMOUNT                                           $ 475,000,000.00

          Class A Invested Amount                                      $ 468,000,000.00
          Class B Invested Amount                                      $  72,000,000.00
          Class C Invested Amount                                      $  60,000,000.00
                                                                       ----------------
     INVESTED AMOUNT                                                   $ 600,000,000.00

          Class A Adjusted Invested Amount                             $ 468,000,000.00
          Class B Adjusted Invested Amount                             $  72,000,000.00
          Class C Adjusted Invested Amount                             $  60,000,000.00
                                                                       ----------------
     ADJUSTED INVESTED AMOUNT                                          $ 600,000,000.00

     PREFUNDED AMOUNT                                                  $           0.00

     FLOATING ALLOCATION PERCENTAGE                                               22.11%
     PRINCIPAL ALLOCATION PERCENTAGE                                              22.11%

          Class A Principal Allocation Percentage                                 78.00%
          Class B Principal Allocation Percentage                                 12.00%
          Class C Principal Allocation Percentage                                 10.00%

     COLLECTIONS OF PRINCIPAL RECEIVABLES
     DURING THE MONTHLY PERIOD ALLOCATED
     TO SERIES 1998-A                                                  $  62,646,144.47

     COLLECTIONS OF FINANCE CHARGE RECEIVABLES
     DURING THE MONTHLY PERIOD ALLOCATED TO
     SERIES 1998-A                                                     $   8,734,337.12

     MONTHLY SERVICING FEE                                             $     750,000.00

     INVESTOR DEFAULT AMOUNT                                           $   4,086,699.68

     Feb-2002                         1998-A                            Page 3

     CLASS A AVAILABLE FUNDS
     -----------------------

     CLASS A FLOATING ALLOCATION PERCENTAGE                                  78.00%

          Class A Finance Charge Collections                        $ 7,397,783.00
          Other Amounts                                             $         0.00

     TOTAL CLASS A AVAILABLE FUNDS                                  $ 7,397,783.00

          Class A Monthly Interest                                  $   727,090.00
          Class A Servicing Fee                                     $   585,000.00
          Class A Investor Default Amount                           $ 3,187,625.75

     TOTAL CLASS A EXCESS SPREAD                                    $ 2,898,067.25

     CLASS A REQUIRED AMOUNT                                        $         0.00

     CLASS B AVAILABLE FUNDS
     -----------------------

     CLASS B FLOATING ALLOCATION PERCENTAGE                                  12.00%

          Class B Finance Charge Collections                        $ 1,138,120.44
          Other Amounts                                             $         0.00

     TOTAL CLASS B AVAILABLE FUNDS                                  $ 1,138,120.44

          Class B Monthly Interest                                  $   125,860.00
          Class B Servicing Fee                                     $    90,000.00

     TOTAL CLASS B EXCESS SPREAD                                    $   922,260.44
     CLASS B INVESTOR DEFAULT AMOUNT                                $   490,403.96
     CLASS B REQUIRED AMOUNT                                        $   490,403.96

     CLASS C FLOATING ALLOCATION PERCENTAGE                                  10.00%

     CLASS C MONTHLY SERVICING FEE                                  $    75,000.00

     Feb-2002                         1998-A                            Page 4

     EXCESS SPREAD
     -------------

     TOTAL EXCESS SPREAD                                                        $ 4,693,761.37

          Excess Spread Applied to Class A Required Amount                      $         0.00

          Excess Spread Applied to Class A Investor Charge Offs                 $         0.00

          Excess Spread Applied to Class B Required Amount                      $   490,403.96

          Excess Spread Applied to Reductions of Class B
          Invested Amount                                                       $         0.00

          Excess Spread Applied to Class C Required Amount                      $   541,553.30

          Excess Spread Applied to Reductions of Class C
          Invested Amount                                                       $         0.00

          Excess Spread Applied to Monthly Cash Collateral Fee                  $   125,000.00

          Excess Spread Applied to Cash Collateral Account                      $         0.00

          Excess Spread Applied to Spread Account                               $         0.00

          Excess Spread Applied to Reserve Account                              $         0.00

          Excess Spread Applied to other amounts owed to
          Cash Collateral Depositor                                             $         0.00

          Excess Spread Applied to other amounts owed to
          Spread Account Residual Interest Holders                              $         0.00

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I               $ 3,536,804.11

Feb-2002                           1998-A                          Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                $11,048,395.72

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1998-A                                                             $         0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                               $         0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                          $         0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                               $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                 $         0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                               $         0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                 $         0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                           $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                          $         0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                             $         0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                                       4.11%
    Base Rate (Prior Month)                                                         4.09%
    Base Rate (Two Months Ago)                                                      4.16%
                                                                          --------------
THREE MONTH AVERAGE BASE RATE                                                       4.12%

    Portfolio Yield (Current Month)                                                10.80%
    Portfolio Yield (Prior Month)                                                  12.81%
    Portfolio Yield (Two Months Ago)                                               11.99%
                                                                          --------------
THREE MONTH AVERAGE PORTFOLIO YIELD                                                11.86%

Feb-2002                         1998-A                          Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                  $   62,646,144.47

INVESTOR DEFAULT AMOUNT                                      $    4,086,699.68

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                           $            0.00
    Allocable to Class B Certficates                         $            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                         0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                           $            0.00
    Deficit Controlled Accumulation Amount                   $            0.00
CONTROLLED DEPOSIT AMOUNT                                    $            0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                           $            0.00
    Deficit Controlled Accumulation Amount                   $            0.00
CONTROLLED DEPOSIT AMOUNT                                    $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                            $   66,732,844.15

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                 $            0.00
CLASS B INVESTOR CHARGE OFFS                                 $            0.00
CLASS C INVESTOR CHARGE OFFS                                 $            0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                      $            0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                       $            0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                       $            0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                          $   18,000,000.00
    Available Cash Collateral Amount                         $   18,000,000.00

TOTAL DRAW AMOUNT                                            $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                              $            0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:    /s/ Tracie H. Klein
                                                ------------------------------
                                                Tracie H. Klein
                                                First Vice President